EXHIBIT 10.2

                    ASSIGNMENT OF LEASE DATED MARCH 8, 2007

                               ASSIGNMENT OF LEASE

THIS ASSIGNMENT made as of March 8, 2007.

BETWEEN:

               PATCH OILSANDS LTD., IN ITS CAPACITY AS GENERAL PARTNER OF PATCH OILSANDS LIMITED PARTNERSHIP, (the "Partnership") a body corporate, having an office in the City of Calgary, in the Province of Alberta (hereinafter called the "ASSIGNOR")

                                                        OF THE FIRST PART
                                     - and -

               PATCH ENERGY INC., a body  corporate, having  an office in
               the   City  of  Calgary,  in  the   Province  of   Alberta
               (hereinafter called the "ASSIGNEE")

                                                       OF THE SECOND PART

WHEREAS the Assignor is the owner of an interest in the oil sands leases (hereinafter called the "Leases"), more particularly described in Schedule "A" attached hereto;

AND WHEREAS under and by virtue of a distribution resolution of the Assignor dated March 8, 2007, the Assignor as General Partner under the Patch Oilsands Limited Partnership Agreement dated for reference May 31, 2006 (hereinafter called the "Agreement"), the Assignor has assigned and conveyed to the Assignee and the other partners of the Partnership, pro-rata in accordance with their interests in the Partnership, the Partnership's right, title, estate and interest in and to the Leases as it relates to the lands described and set forth in Schedule "A" (hereinafter called the "Assigned Interest") effective MARCH 8, 2007 (hereinafter called the "Effective Date") ;

AND WHEREAS the Assignor holds registered title in the Leases (the "Assigned Interest") and has agreed to assign same to the Assignee to hold on its own behalf and in trust for the other partners of the Partnership in accordance with their interests in the Partnership and from the Effective Date the Assignee has agreed to assume all of the liabilities and obligations of the Assignor thereunder; and

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained and subject to the terms and conditions hereinafter set out, the parties agree as follows:

1. The Assignor hereby assigns, transfers, sets over and conveys unto the Assignee, from and after the Effective Date, all of its right, title, estate and interest in and to the Leases to the extent of the Assigned Interest, and all rights, benefits, privileges and advantages of the Assignor to be derived therefrom, to have and to hold the same unto the Assignee as contemplated hereby.

2. The Assignee hereby accepts this assignment and covenants and agrees with the Assignor at all times from and after the Effective Date to perform and observe the terms, conditions and obligations contained in the Leases which were previously to have been performed and observed by the Assignor, to the extent of the Assigned Interest.

3. This assignment is provided pursuant to the Agreement and the terms of the Agreement shall apply hereto. In the event of any inconsistency between the terms of the Agreement and of this assignment, the terms of the Agreement shall prevail.



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4.     This  agreement  shall  enure to the  benefit of and be binding  upon the parties and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

PATCH ENERGY INC.                        PATCH OILSANDS LTD., IN ITS CAPACITY AS
                                         GENERAL PARTNER OF PATCH OILSANDS
                                         LIMITED PARTNERSHIP

Per:   /s/ MICHAEL S. VANDALE            Per:
      -------------------------------          ---------------------------------
      Michael S. Vandale, President
                                         Per:
                                               ---------------------------------


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                                  SCHEDULE "A"

         Attached to and made part of that Assignment of Beneficial Interest dated March 8, 2007 between Patch Energy Inc. and Patch Oilsands Ltd., in its capacity as General Partner of Patch Oilsands Limited Partnership



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                  LEASES                                    LANDS                       ASSIGNED INTEREST
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
Alberta Crown Oil Sands Lease #             Sec 12 and 13, Twp 86, Rge 25, W4M                100%

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